

AIM ImmunoTech

April 2022
Corporate Presentation

Forward-Looking Statements

Some of the statements included in this presentation may be forward-looking statements that involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. We are in various stages of seeking to determine whether Ampligen® will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders and the presentation sets forth our current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen® will be effective in the treatment of these conditions. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen® will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. In addition, initiation of planned clinical trials may not occur secondary to many factors including lack of regulatory approval(s) or lack of study drug. Even if these clinical trials are initiated, we cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Some of the world's largest pharmaceutical companies and medical institutions are working on a treatment for COVID-19. Even if Ampligen® proves effective in combating the virus, no assurance can be given that our actions toward proving this will be given first priority or that another treatment that eventually proves capable will not make our efforts ultimately unproductive, as multiple vaccines are now available and major pharma companies are working to develop their own disease treatments. We recognize that all cancer centers, like all medical facilities, must make the pandemic their priority. Therefore, there is the potential for delays in clinical trial enrollment and reporting in ongoing studies. No assurance can be given that future studies will not result in findings that are different from those reported in the studies referenced in the presentation. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. In addition, many countries, including Argentina, are dealing with COVID-19 outbreaks and have made that their primary focus. We believe that this may be delaying our commercialization of Ampligen® in Argentina until COVID-19 is more under control. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Please review the "Risk Factors" section in our latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our filings are available at www.aimimmuno.com. The information found on our website is not incorporated by reference into this presentation and is included for reference purposes only.

Investor Highlights

We are an immuno-pharma company focused on the development of therapeutics to treat multiple types of cancers, viral diseases and immune-deficiency disorders

Lead program Ampligen® is an immuno-modulator with broad spectrum activity potentially applicable in multiple high-value indications

Multiple oncology clinical programs with upcoming clinical and regulatory milestones	Antiviral studies, including COVID-19, either underway or in development	Only late-stage program in development in the U.S. for the treatment of ME/CFS, with an approval in Argentina

AIM ImmunoTech

Broad Oncology Pipeline Across High-Value Indications

Indications	Approach	Partner	Preclinical	Phase 1	Phase 2	Phase 3	Approval
Ovarian Cancer (Advanced, Recurrent)	Chemokine Modulatory Regimen	UPMC LIFE CHANGING MEDICINE					
Colorectal Cancer (Metastatic)	Chemokine Modulatory Regimen	ROSWELL PARK COMPREHENSIVE CANCER CENTER					
Breast Cancer (Metastatic Triple-Negative)	Chemokine Modulatory Regimen / Pembrolizumab	ROSWELL PARK COMPREHENSIVE CANCER CENTER					
Ovarian Cancer (Advanced, Recurrent)	Combination: Pembrolizumab	UPMC LIFE CHANGING MEDICINE					
Prostate Cancer (Early-Stage)	Combination: Intron A	ROSWELL PARK COMPREHENSIVE CANCER CENTER					
Pancreatic Cancer	Single Agent	Erasmus MC	Early Access Program				
Breast Cancer (Early-Stage Triple- Negative)	Chemokine Modulatory Plus Neoadjuvant Chemo	ROSWELL PARK COMPREHENSIVE CANCER CENTER					
Pancreatic Cancer	Ampligen Plus Checkpoint Inhibitor	University of Nebraska Medical Center BREAKTHROUGHS FOR LIFE.®					
Melanoma	Single Agent	AIM ImmunoTech					

AIM ImmunoTech

Extensive Viral and Immune System Disorder Pipeline

Indications	Approach	Preclinical	Phase 1	Phase 2	Phase 3	Approval
Viral Infections						
COVID-19 in Cancer Patients	Combination: Interferon Alpha-2b and Ampligen®					
Immune System Disorder						
Severe CFS	Single Agent					Approved in Argentina
ME/CFS	Single Agent				Planning Phase 3 Confirmatory Trial	
Long COVID-19	Single Agent	IND Planning Underway		Treating Patients in FDA Authorized Compassionate Care Program		

Proven Management Team



Thomas K. Equels, M.S., J.D.
Chief Executive Officer



David R. Strayer, M.D.
Chief Scientific & Medical Officer



Peter W. Rodino III, J.D.
Chief Operating Officer, Executive Director for Governmental Relations, General Counsel, Secretary

Rodino Consulting;
Rodino & Rodino;
Rodino & Scalera Inc.;
Foundation Health



Robert Dickey IV, MBA
Chief Financial Officer
Effective April 4, 2022

Lead Program Ampligen® (rintatolimod)

Significant Opportunity Across Multiple Disease Areas

Generally well-tolerated with over 100,000 IV doses in humans

Clinically tested in oncology as a single-agent therapeutic and in combination with other agents

Potential in oncology to enhance efficacy of PD-1 and PD-L1 checkpoint inhibitors[1]

Phase 3 in ME/CFS completed in U.S. – NDA filing pending confirmatory Phase 3 following complete response letter; Approved for the treatment of severe CFS in Argentina

Immuno-Oncology

Virology

Immune System Disorders

1: Animal experiments support expectations of human responses

Ampligen®

Immuno-Therapy Targeting Multiple Cancers with High-Unmet Need

The Critical Unmet Need in Oncology

Current Therapies are Effective but Only in a Subset of Patients, Leaving Many in Need of Better Options

United States Statistics

Ovarian Cancer[1]

21,410 New Cases Annually

13,770 Deaths Annually

80% recurrence rate following chemotherapy[2]

Pancreatic Cancer[1]

60,430 New Cases Annually

48,220 Deaths Annually

Breast Cancer[1]

281,550 New Cases Annually

43,600 Deaths Annually

12-20% of cases are triple-negative[3]

Colorectal Cancer[1]

149,500 New Cases Annually

52,980 Deaths Annually

Melanoma[1]

106,110 New Cases Annually

7,180 Deaths Annually

1: National Cancer Institute: Surveillance, Epidemiology and End Results - Ovarian Cancer; Pancreatic Cancer; Breast Cancer; Melanoma; 2: NIH National Cancer Institute Surgery for Recurrent Ovarian Cancer Does Not Improve Survival, December 10, 2019, by NCI Staff; 3: Manjunath M, Choudhary B. Triple-negative breast cancer: A run-through of features, classification and current therapies. Oncol Lett. 2021;22(1):512. doi:10.3892/ol.2021.12773

Ampligen® Induces a Wide Range of Immunologic and Anti-tumor Activities

Immuno-modulator that selectively activates TLR3 pathway

Exclusively activates TRIF adaptor and avoids MyD88 inflammatory pathway used by all other TLRs[1]

Promotes selective attraction of CTLs (Teff) with concomitant increase in Teff/Treg ratio in the TME[2]

Only known TLR3 agonist to avoid helicase activation of NF-κB[3]

Demonstrates positive increase of ratio of CXCL10 (CTL-attractant) to CCL22 (Treg-attractant) and increased ratio of CTL/Treg markers[4]

↑ Teff-attracting chemokine (CXCL10) in the tumor microenvironment (TME)[5,6]

Induces epitope spreading and cross-reactive IgA antibody formation[7]


Poly I:C
I Cyan
C Green


Poly I:C12U
I Cyan
C Green
U Pink

1: Mitchell. (2016); 2: Theodoraki, et al. (2018); 3: Theodoraki, et al. (2017); 4: Kalinski, et al. (2016); 5. Kalinski Unpub. Data; 6: Muthuswamy, et al. (2012); 7: Overton, et al. (2014)

AIM ImmunoTech

Observed Complete Response in 2 of 9 Subjects in Phase 1 Melanoma Study

Subject 1



Ampligen (300mg twice weekly)
VOLUME OF RIGHT AXILLARY TUMOR MASS
25
20
15
10
5
0
Partial Response
Complete Response
-50
-25
0
25
50
75
Days on Ampligen

Ampligen® discontinued after 2 years, complete response was durable

Subject 2



Ampligen (800mg twice weekly)
VOLUME OF SUBCARINAL TUMOR MASS
15
10
5
0
Partial Response
Complete Response
-275
-200
-100
0
50
100
175
250
325
DAYS ON AMPLIGEN

Source: Strayer DR, unpublished data

Synergistic Effects in Combination with Checkpoint Inhibitor, Anti-PD-L1

Pancreatic Cancer Mouse Model

Synergistic Increase in Median Survival



Control
Ampligen
Percent survival
150
100
50
0
0
50
100
150
No. of days post challenge



Control
Anti-PD-L1
Percent survival
150
100
50
0
0
50
100
150
No. of days post challenge



Control
Anti-PD-L1+Amp
p=0.029
Percent survival
150
100
50
0
0
50
100
150
No. of days post challenge

Synergistic Increase in Time to Progression



Control
Ampligen
Time-to-tumor progression (TTP)
150
100
50
0
0
20
40
60
80
No. of days post challenge



Control
Anti-PD-L1
Time-to-tumor progression (TTP)
150
100
50
0
0
20
40
60
80
No. of days post challenge



Control
Anti-PD-L1+Amp
p=0.0418
Time-to-tumor progression (TTP)
150
100
50
0
0
20
40
60
80
100
No. of days post challenge

AIM ImmunoTech

Source: University of Nebraska, PI Hollingsworth (unpublished data)

University of Nebraska Medical Center

BREAKTHROUGHS FOR LIFE.®

Increase in Median Survival Combining Ampligen® with Anti-PD-1

Colorectal Carcinoma Mouse Model


100
80
60
40
20
0
Percent survival
0
20
40
60
80
days
Ampligen+anti-PD-1
anti-PD-1
control

UPMC
LIFE CHANGING MEDICINE

AIM ImmunoTech

Ongoing Clinical Studies Sponsored by UPMC

LIFE CHANGING MEDICINE

Phase 1/2 Advanced, Recurrent Ovarian Cancer	Phase 2 Advanced, Recurrent Ovarian Cancer
Phase 1 portion completed Intraperitoneal chemo-immunotherapy Data published January 2022 PI: Dr. R. Edwards	Enrollment and dosing ongoing Cisplatin, pembrolizumab, plus Ampligen® Interim results published March 2022 PI: Dr. R. Edwards

Ongoing Clinical Studies Sponsored by ROSWELL PARK COMPREHENSIVE CANCER CENTER

Phase 2a
Stage 4 Colorectal Cancer Metastatic, Liver

Study completed

Chemokine modulatory regimen

Data being presented at AACR April 2022

PI: Dr. P. Boland

Phase 1/2
Metastatic Triple Negative Breast Cancer

Study completed

Chemokine modulation therapy, including Ampligen® and pembrolizumab

Data being presented at AACR April 2022

PI: Drs. M. Opyrchal/S. Gandhi

Phase 2
Early-Stage Prostate Cancer

Enrollment and dosing ongoing

Aspirin and Ampligen® with or without interferon-alpha 2b (Intron A)

Data expected: to be determined

PI: Dr. G. Chatta

Phase 1
Early-Stage Triple Negative Breast Cancer

Enrollment underway

Chemokine modulation plus neoadjuvant chemotherapy

Data expected: to be determined

PI: Dr. S. Gandhi

Promising Results From Early Access Program (EAP) Published in *Cancers*

Statistically Significant Increased Overall Survival Compared to Historical Controls in Treatment of Late-Stage Pancreatic Cancer

Site: Erasmus University, The Netherlands, conducted by Professor CHJ van Eijck, MD, PhD

Eligibility: Adults with metastatic or locally advanced pancreatic carcinoma following FOLFIRINOX

Survival Data:

Median overall survival (OS) was 19 months in the Ampligen® cohort compared to 12 months for a well-matched historical control group (p=0.035)

19 months OS in Ampligen® cohort represents 7.9 month increase survival benefit compared to current standard of care (FOLFIRINOX followed by gemcitabine), which yields 11.1 months OS

Received IND clearance from the U.S. FDA to initiate Phase 2 study in locally advanced pancreatic cancer patients

AIM ImmunoTech

Summary of Recent Ampligen Data Publications

AACR ANNUAL MEETING 2022 New Orleans
American Association for Cancer Research®

- Negative impact of paclitaxel on human breast tumor microenvironment and its reversal by the combination of interferon-α with TLR3 agonist rintatolimod
- Initial results of a phase II study evaluating a chemokine-modulatory (CKM) regimen in patients with colorectal cancer metastatic to the liver
- Systemic Rintatolimod and Interferon-α2b selectively reprogram local tumor microenvironment in patients with metastatic triple negative breast cancer for enhanced influx of cytotoxic T-lymphocytes but not regulatory T-cells
- Combined loco-regional and systemic, triple agent chemoimmunotherapy increases biomarkers of T cell chemotaxis in ovarian cancer

cancers

- Rintatolimod (Ampligen®) Enhances Numbers of Peripheral B Cells and Is Associated with Longer Survival in Patients with Locally Advanced and Metastasized Pancreatic Cancer Pre-Treated with FOLFIRINOX: A Single-Center Named Patient Program
- Rintatolimod Induces Antiviral Activities in Human Pancreatic Cancer Cells: Opening for an Anti-COVID-19 Opportunity in Cancer Patients?

Annals of SURGICAL ONCOLOGY
An Oncology Journal for Surgeons

- Phase II Trial of Adjuvant Dendritic Cell Vaccine in Combination with Celecoxib, Interferon-α, and Rintatolimod in Patients Undergoing Cytoreductive Surgery and Hyperthermic Intraperitoneal Chemotherapy for Peritoneal Metastases

Ampligen®

SARS-CoV-2 (COVID-19)

Ampligen® May Mount a Potentially Broad-Spectrum Immune System Response Against SARS-CoV-2 (COVID-19)

Targeting toll-like receptor 3 (TLR3) pathways, which are among the primary pathways for antiviral protection (uniquely targets TLR3 without activation of the inflammatory cytosolic helicases)

Potential efficacy may not be impacted by viral mutations, such as Delta, Omicron or future given mechanism of action

Demonstrated complete protection (100% survival) against SARS-CoV-1, Ebola virus disease, and Western Equine Encephalitis virus in preclinical studies

Identified an effective *in vitro* model using human tracheal, bronchial epithelial cells, which showed that Ampligen® was able to decrease SARS-CoV-2 infectious viral yields by 90% at clinically achievable intranasal Ampligen® dosage levels

AIM ImmunoTech

Ongoing Phase 1/2 Study for Treatment of COVID-19 Cancer Patients

Actively Enrolling and Dosing Subjects

Evaluating safety and effectiveness of intravenous Ampligen® to reduce replication of SARS-CoV-2 virus from upper airway in patients

Next Steps: Planning intranasal study of Ampligen® to potentially enhance and expand natural immunity

AIM ImmunoTech

Ampligen®

Immune System Disorders (ISD)

Ampligen® for the Treatment of ME/CFS

Only late-stage program in development in the U.S. for the treatment of ME/CFS, with an approval in Argentina

Developing protocol for confirmatory Phase 3 trial, required for U.S. NDA

Toll-Like Receptor 3 agonist which activates the innate immune system and induces immuno-modulation

Chronic Illness Following COVID-19

Chronic illness following recovery is prevalent

Fatigue	Brain Fog	Sleep Disorder	Joint Pain

COVID-Induced Chronic Fatigue shares similarities to ME/CFS

COVID-Induced Chronic Fatigue (Long COVID or 'Long Haulers')	Post-COVID-19 Conditions
Amended ongoing open-label AMP-511 study in ME/CFS to include up to 20 long COVID subjects Currently treating long COVID subjects	Planned Phase 1/2 two-arm, randomized, double-blind, placebo-controlled, multicenter study to evaluate efficacy and safety

AIM ImmunoTech

Corporate Overview

AIM ImmunoTech

Intellectual Property Portfolio – Market Exclusivity

44
Patents Worldwide

39
Pending Applications

Orphan Drug Designation (FDA and EMA):

Ampligen®	Indications:
7 years market exclusivity following FDA approval 10 years market exclusivity following EMA approval	U.S. – Pancreatic Cancer, Melanoma, ME/CFS, Renal Cell Carcinoma, AIDS Europe – Pancreatic Cancer, Ebola

AIM ImmunoTech

Financial Snapshot

NYSE American: AIM

Sufficient Capital to Fund Operations Through Multiple Key Clinical Milestones

~$48M Cash Balance[1]

~$51M Market Cap[3]

~211K Average Volume[3]

48M Shares Outstanding[2]

AIM ImmunoTech

1: As of December 31, 2021; 2: As of March 25, 2022; 3: As of March 31, 2022 with a closing price of $1.06

Upcoming 2022 Milestones

Q1 2022	Q2 2022	Q3 2022	Q4 2022

Q1 2022

Oncology

- ✓ January 2022: Advanced Recurrent Ovarian Cancer: Phase 1 Publication of Results
- ✓ March: Late-Stage Pancreatic Cancer: EAP Publications of Results
- ✓ March 2022: Advanced Recurrent Ovarian Cancer: Phase 2 Interim Results
- ✓ March 2022: FDA IND clearance of Phase 2 Locally advanced Pancreatic Cancer study

Q2 2022

Oncology

- Pancreatic Cancer Expressing TLR3 Receptors: Publication of Preclinical Data
- Metastatic Triple-Negative Breast Cancer: Phase 1/2 Results
- Colorectal Cancer Metastatic to Liver: Phase 2a Results

Antiviral

- COVID-19 in Cancer Patients: Phase 1/2 Interim Results

Q3 2022

Immune System Disorders

- Report Interim Results from AMP-511 COVID19 and Progress from Planned Post-COVID Phase 1/2

Q4 2022

Oncology

- Locally Advanced Pancreatic Cancer: Launch Phase 2 Study

AIM ImmunoTech

Investment Summary

Immuno-Pharma Company with Broad Pipeline Across Multiple High-Value Indications in Oncology, Virology and Immune-Deficiency

Lead program Ampligen® has favorable safety profile and promising efficacy	Leveraging external collaborators to fund ongoing clinical studies	Growing body of data potentially supports development strategy

Strong Balance Sheet

Multiple Potentially Game-Changing Clinical and Regulatory Milestones Both Achieved and Expected Throughout 2022

AIM ImmunoTech

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AIM ImmunoTech

Investor Relations
JTC Team
833.475.8247
aim@jtcir.com